Sale of vessels	12 Months Ended
Dec. 31, 2016
Assets Held-for-sale, Not Part of Disposal Group [Abstract]
Sale of vessels

11. Sale of vessels

In October 2015, Ardmore agreed to terms for the sale of the Ardmore Calypso and Ardmore Capella. Effective November 2015, Ardmore reclassified these vessels as held for sale and ceased to depreciate the vessels. Ardmore exercised the purchase option for the two vessels during the second quarter of 2016 and repaid all amounts outstanding under the capital lease. The sale price for the two vessels was $38.5 million, resulting in an overall net gain of $0.5 million when Ardmore delivered the vessels to the buyers during April and May of 2016.
In September 2016, Ardmore agreed to terms for the sale of the Ardmore Centurion. Effective September 9, 2016 Ardmore reclassified the vessel as held for sale and ceased to depreciate the vessel. The sale price for the vessel was $15.7 million, resulting in a net loss of $3.1 million when the vessel delivered to the buyers on October 4, 2016.
The net loss on disposal of the vessels for the year ended December 31, 2016 is calculated as follows:
	Centurion	Calypso	Capella	Total
Sales Proceeds	15,700,000	19,150,000	19,350,000	54,200,000
Net book value of vessels	(18,222,109)	(18,783,238)	(18,253,669)	(55,259,016)
Sales related costs	(531,001)	(273,458)	(228,210)	(1,032,669)
Lease termination costs and related finance fees	—	(254,731)	(254,732)	(509,463)
Net (Loss)/Gain	(3,053,110)	(161,427)	613,389	(2,601,148)